Exhibit 99.1

Intercontinental Exchange Reports Strong First Quarter 2024

• Record 1Q24 net revenues of $2.3 billion, +21% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said,

"We are pleased to report strong first quarter results that extend our track record of revenue and earnings per share growth. Our customers continue to rely on our mission-critical data and technology to manage risk and capture workflow efficiencies, reflecting the all-weather nature of our business model. As we look to the balance of the year and beyond, we remain focused on innovating for our customers, investing in future growth and creating value for our stockholders."

• 1Q24 GAAP diluted earnings per share (EPS) of $1.33, +14% y/y

• 1Q24 adj. diluted EPS of $1.48, +5% y/y

• Record 1Q24 operating income of $1.1 billion, +10% y/y; Record adj. operating income of $1.4 billion, +18% y/y

• 1Q24 operating margin of 46%; adj. operating margin of 59%

ATLANTA & NEW YORK, May 2, 2024 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the first quarter of 2024. For the quarter ended March 31, 2024, consolidated net income attributable to ICE was $767 million on $2.3 billion of consolidated revenues, less transaction-based expenses. First quarter GAAP diluted EPS were $1.33. Adjusted net income attributable to ICE was $852 million in the first quarter and adjusted diluted EPS were $1.48. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "In the first quarter, we generated record revenues and record operating income. This performance not only reflects the strength of our balanced and diversified business but also the strategic investments that we have made to drive long-term profitable growth and to create value for our stockholders."

First Quarter 2024 Business Highlights

First quarter consolidated net revenues were $2.3 billion including exchange net revenues of $1.2 billion, fixed income and data services revenues of $568 million and mortgage technology revenues of $499 million. Consolidated operating expenses were $1.2 billion for the first quarter of 2024. On an adjusted basis, consolidated operating expenses were $930 million. Consolidated operating income for the first quarter was $1.1 billion, and the operating margin was 46%. On an adjusted basis, consolidated operating income for the first quarter was $1.4 billion, and the adjusted operating margin was 59%.

	Net Revenues	Op Margin	Adj Op Margin

$ (in millions)	1Q24
Exchanges	$1,223	73%	75%
Fixed Income and Data Services	$568	38%	46%
Mortgage Technology	$499	(10)%	37%
Consolidated	$2,290	46%	59%

	1Q24	1Q23	% Chg
Recurring Revenues	$1,196	$953	25%
Transaction Revenues, net	$1,094	$943	16%

Exchanges Segment Results

First quarter exchange net revenues were $1.2 billion. Exchange operating expenses were $326 million and on an adjusted basis, were $307 million in the first quarter. Segment operating income for the first quarter was $897 million, and the operating margin was 73%. On an adjusted basis, operating income was $916 million, and the adjusted operating margin was 75%.

$ (in millions)	1Q24	1Q23	% Chg	Const Curr(1)
Revenues, net:
Energy	$457	$345	33%	32%
Ags and Metals	72	70	3%	2%
Financials(2)	135	128	6%	3%
Cash Equities and Equity Options	99	95	4%	4%
OTC and Other(3)	103	101	2%	2%
Data and Connectivity Services	235	232	1%	1%
Listings	122	126	(4)%	(4)%
Segment Revenues	$1,223	$1,097	12%	11%

Recurring Revenues	$357	$358	—%	—%
Transaction Revenues, net	$866	$739	17%	16%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q23, 1.2150 and 1.0730, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other includes physical energy, net interest income and other fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

First quarter fixed income and data services revenues were $568 million. Fixed income and data services operating expenses were $354 million, and adjusted operating expenses were $309 million in the first quarter. Segment operating income for the first quarter was $214 million, and the operating margin was 38%. On an adjusted basis, operating income was $259 million, and the adjusted operating margin was 46%.

$ (in millions)	1Q24	1Q23	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$26	$32	(15)%	(15)%
CDS Clearing	93	101	(8)%	(8)%
Fixed Income Data and Analytics	288	276	4%	4%
Other Data and Network Services	161	154	4%	4%
Segment Revenues	$568	$563	1%	1%

Recurring Revenues	$449	$430	4%	4%
Transaction Revenues	$119	$133	(10)%	(10)%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 1Q23, 1.2150 and 1.0730, respectively.

Mortgage Technology Segment Results

First quarter mortgage technology revenues were $499 million. Mortgage technology operating expenses were $547 million, and adjusted operating expenses were $314 million in the first quarter. Segment operating loss for the first quarter was $48 million, and the operating margin was (10)%. On an adjusted basis, operating income was $185 million, and the adjusted operating margin was 37%.

$ (in millions)	1Q24	1Q23	% Chg
Revenues:
Origination Technology	$174	$174	—%
Closing Solutions	44	41	9%
Servicing Software	214	—	n/a
Data and Analytics	67	21	210%
Segment Revenues	$499	$236	111%

Recurring Revenues	$390	$165	136%
Transaction Revenues	$109	$71	53%

Other Matters

•	Operating cash flow in the first quarter of 2024 was $1.0 billion and adjusted free cash flow was $877 million.
•	Unrestricted cash was $863 million and outstanding debt was $22.0 billion as of March 31, 2024.
•	Through the first quarter of 2024, ICE paid $258 million in dividends.

Updated Financial Guidance

•	ICE's full year 2024 Mortgage Technology pro forma segment revenue growth is expected to be flat-to-down in the low single digit range.
•	ICE's full year 2024 GAAP operating expenses are expected to be in a range of $4.87 billion to $4.90 billion. Adjusted operating expenses(1) are expected to be in a range of $3.79 billion to $3.82 billion.
•	ICE's second quarter 2024 GAAP operating expenses are expected to be in a range of $1.21 billion to $1.22 billion. Adjusted operating expenses(1) are expected to be in a range of $945 million to $955 million.
•	ICE's second quarter 2024 GAAP non-operating expense(2) is expected to be in the range of $225 million to $230 million. Adjusted non-operating expense is expected to be in the range of $205 million to $210 million.
•	ICE's diluted share count for the second quarter is expected to be in the range of 572 million to 578 million weighted average shares outstanding.

(1) Full year and 2Q 2024 non-GAAP operating expenses exclude amortization of acquisition-related intangibles, duplicate rent expenses and Black Knight integration costs.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

Earnings Conference Call Information

ICE will hold a conference call today, May 2, 2024, at 8:30 a.m. ET to review its first quarter 2024 financial results. A live audio webcast of the earnings call will be available on the company's website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 929-526-1599 from outside of the United States. Telephone participants are required to provide the participant entry number 854785 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the second quarter 2024 earnings has been scheduled for August 1st, 2024 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
Revenues:	2024	2023
Exchanges	$1,734	$1,673
Fixed income and data services	568	563
Mortgage technology	499	236
Total revenues	2,801	2,472
Transaction-based expenses:
Section 31 fees	67	119
Cash liquidity payments, routing and clearing	444	457
Total revenues, less transaction-based expenses	2,290	1,896

Operating expenses:
Compensation and benefits	462	352
Professional services	36	28
Acquisition-related transaction and integration costs	36	21
Technology and communication	205	172
Rent and occupancy	29	20
Selling, general and administrative	78	74
Depreciation and amortization	381	260
Total operating expenses	1,227	927
Operating income	1,063	969
Other income/(expense):
Interest income	30	91
Interest expense	(241)	(176)
Other income/(expense), net	112	(35)
Total other income/(expense), net	(99)	(120)
Income before income tax expense	964	849
Income tax expense	181	175
Net income	$783	$674
Net income attributable to non-controlling interest	(16)	(19)
Net income attributable to Intercontinental Exchange, Inc.	$767	$655

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$1.34	$1.17
Diluted	$1.33	$1.17
Weighted average common shares outstanding:
Basic	573	559
Diluted	575	561

Consolidated Balance Sheets

(In millions)

	As of
	March 31, 2024	As of
	(Unaudited)	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$863	$899
Short-term restricted cash and cash equivalents	1,227	531
Restricted short-term investments	—	680
Cash and cash equivalent margin deposits and guaranty funds	74,123	78,980
Invested deposits, delivery contracts receivable and unsettled variation margin	2,056	1,814
Customer accounts receivable, net	1,645	1,366
Prepaid expenses and other current assets	628	703
Total current assets	80,542	84,973
Property and equipment, net	1,960	1,923
Other non-current assets:
Goodwill	30,549	30,553
Other intangible assets, net	17,056	17,317
Long-term restricted cash and cash equivalents	278	340
Long-term restricted investments	62	—
Other non-current assets	950	978
Total other non-current assets	48,895	49,188
Total assets	$131,397	$136,084

Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$967	$1,003
Section 31 fees payable	66	79
Accrued salaries and benefits	180	459
Deferred revenue	590	200
Short-term debt	1,916	1,954
Margin deposits and guaranty funds	74,123	78,980
Invested deposits, delivery contracts payable and unsettled variation margin	2,056	1,814
Other current liabilities	150	137
Total current liabilities	80,048	84,626
Non-current liabilities:
Non-current deferred tax liability, net	4,030	4,080
Long-term debt	20,068	20,659
Accrued employee benefits	183	193
Non-current operating lease liability	325	299
Other non-current liabilities	454	441
Total non-current liabilities	25,060	25,672
Total liabilities	105,108	110,298

Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	6
Treasury stock, at cost	(6,375)	(6,304)
Additional paid-in capital	16,047	15,953
Retained earnings	16,865	16,356
Accumulated other comprehensive loss	(305)	(294)
Total Intercontinental Exchange, Inc. stockholders’ equity	26,239	25,717
Non-controlling interest in consolidated subsidiaries	50	69
Total equity	26,289	25,786
Total liabilities and equity	$131,397	$136,084

Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2024	2023	2024	2023	2024	2023	2024	2023
Total revenues, less transaction-based expenses	$1,223	$1,097	$568	$563	$499	$236	$2,290	$1,896
Operating expenses	326	320	354	343	547	264	1,227	927
Less: Amortization of acquisition-related intangibles	19	16	38	42	197	92	254	150
Less: Transaction and integration costs	—	—	—	—	36	21	36	21
Less: Regulatory matter	—	10	—	—	—	—	—	10
Less: Other	—	6	7	—	—	—	7	6
Adjusted operating expenses	$307	$288	$309	$301	$314	$151	$930	$740
Operating income/(loss)	$897	$777	$214	$220	$(48)	$(28)	$1,063	$969
Adjusted operating income	$916	$809	$259	$262	$185	$85	$1,360	$1,156
Operating margin	73%	71%	38%	39%	(10)%	(12)%	46%	51%
Adjusted operating margin	75%	74%	46%	47%	37%	36%	59%	61%

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net income attributable to ICE	$767	$655
Add: Amortization of acquisition-related intangibles	254	150
Add: Transaction and integration costs	36	21
(Less)/Add: Litigation and regulatory matters	(160)	10
Add: Net losses from unconsolidated investees	42	35
Add: Fair value adjustment of equity investments	3	—
Less: Net interest income on pre-acquisition-related debt	—	(6)
Add: Other	7	6
Less: Income tax effect for the above items	(46)	(57)
(Less)/Add: Deferred tax adjustments on acquisition-related intangibles	(51)	1
Less: Other tax adjustments	—	(24)
Adjusted net income attributable to ICE	$852	$791

Diluted earnings per share	$1.33	$1.17

Adjusted diluted earnings per share	$1.48	$1.41

Diluted weighted average common shares outstanding	575	561

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Net cash provided by operating activities	$1,009	$653
Less: Capital expenditures	(58)	(21)
Less: Capitalized software development costs	(87)	(64)
Free cash flow	864	568
Add: Section 31 fees, net	13	105
Adjusted free cash flow	$877	$673

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 8, 2024. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

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Josh King

+1 212 656 2490

josh.king@ice.com

media@ice.com